UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report

April 13, 2005
(Date of earliest event reported)

IVAX Corporation

(Exact name of registrant as specified in its charter)

Florida	1-09623	16-1003559

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4400 Biscayne Boulevard, Miami, Florida	33127

(Address of principal executive offices)	(Zip Code)

(305) 575-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)	On April 13, 2005, the company received a letter from Ambassador Paul Cejas notifying the company that he will not stand for reelection to its board of directors. Ambassador Cejas will continue to serve on the board of directors until the 2005 Annual Meeting of Stockholders.

Item 9.01 Financial Statements and Exhibits

99.1 Notification letter of Ambassador Cejas dated April 13, 2005

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVAX CORPORATION
By:	/s/ Steven D. Rubin
Name:	Steven D. Rubin
Title:	Sr. Vice President & General Counsel

Dated: April 15, 2005